UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  May 23, 2006

                           Titanium Metals Corporation
             (Exact name of Registrant as specified in its charter)

    Delaware                            0-28538                  13-5630895
(State or other                       (Commission               (IRS Employer
jurisdiction of                       File Number)              Identification
 incorporation)                                                      No.)

     5430 LJB Freeway, Suite 1700, Dallas, Texas                75240-2697
       (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

     (a) On May 23, 2006 the board of directors of the registrant amended the registrant's 1996 Non-Employee Director Compensation Plan to increase from $5,000 to $10,000 the annual cash retainers paid on a quarterly pro rata basis to the members of the registrant's audit committee and increase from $5,000 to $10,000 the additional annual cash retainers paid on a quarterly pro rata basis to the chairman of the audit committee or the audit committee financial expert (as defined by the regulations of the U.S. Securities and Exchange Commission).
Section 2(p) of the plan was amended and restated as follows:

          (p) "Retainer" shall mean an annual retainer paid in quarterly installments to Eligible Directors which shall be comprised of $20,000 in cash, plus a variable number of shares of Stock to be determined in accordance with the following schedule:

        RANGE OF CLOSING PRICE PER                  NUMBER OF SHARES IN ANNUAL
        SHARE ON THE DATE OF GRANT                     RETAINER STOCK GRANT
      -----------------------------                ----------------------------

                Over $20                                     500 shares
                $10 to $20                                   1,000 shares
                $5 to $9.99                                  1,500 shares
                Under $5                                     2,000 shares

          For service on Board committees, Eligible Directors shall be paid an annual cash retainer in accordance with the following schedule, with each such retainer to be payable in quarterly installments on the same dates as the cash portion of the annual Retainer for Board service is paid:

     COMMITTEE OR POSITION                             ANNUAL RETAINER
--------------------------------                  ------------------------

Audit Committee Member...........                            $10,000
Audit Committee Chairman or
Financial Expert*................                            $10,000**
Members of All Other Committees..                             $2,000
-------

* Provided, that if one person serves in both capacities only one such annual retainer shall be paid to that person.

**   In addition to the audit committee member retainer.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Titanium Metals Corporation
                                             (Registrant)




                                     By: /s/ A. Andrew R. Louis
                                         ----------------------------
                                         A. Andrew R. Louis
                                         Secretary




Date:  July 28, 2006